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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 31, 2007
                                                   -----------------------------

                      Banc of America Funding 2007-4 Trust
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             (Exact name of issuing entity as specified in charter)

                           Banc of America Funding Corporation
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                (Exact name of depositor as specified in charter)

                      Bank of America, National Association
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                 (Exact name of sponsor as specified in charter)

     New York                     333-130536-21                   56-139-0085
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(State or other jurisdiction of   (Commission File Number    (IRS Employer
incorporation of issuing entity)   of issuing entity)     Identification No. of
                                                                  depositor)

214 North Tryon Street, Charlotte, North Carolina                   28255
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(Address of principal executive offices)                          (Zip Code)


Depositor's telephone number, including area code             (704) 386-2400
                                                  ------------------------------

                                      N/A
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          (Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated May 31, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), as master servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-4 (the "Certificates"), issued on May 31, 2007, including (i) the Class 1-A-R, 1-A-1, 1-A-2, 1-PO, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6,
2-A-7, 2-A-8, 2-A-9, 2-A-10,  2-A-11,  2-A-12,  2-A-13,  2-A-14,  2-A-15, 3-A-1,
3-A-2,  3-A-3, 3-IO, 4-A-1,  4-A-2,  5-A-1,  5-A-2,  5-A-3, 6-A-1, 7-A-1, 8-A-1,
S-IO, S-PO, N-M, N-B-1,  N-B-2, N-B-3,  S-B-1,  S-B-2,  S-B-3,  T-A-1A,  T-A-1B,
T-A-2, T-A-3, T-A-4, T-A-5, T-A-6, T-A-7, T-A-P1,  T-A-P2,  T-M-1, T-M-2, T-M-3,
T-M-4 and T-M-5 Certificates (the "Public Certificates"), having an aggregate initial class balance of $1,030,756,530, (ii) the Class N-B-4, Class N-B-5, Class N-B-6, Class S-B-4, Class S-B-5 and Class S-B-6 Certificates (the "Private Certificates"), having an aggregate initial class balance of $3,779,066 and
(iii) the Class CE and Class P Certificates.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated May 31, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     The Private Certificates were sold to BAS on May 31, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association ("BANA").

     On May 31, 2007, the Class CE and Class P Certificates were transferred to BANA in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The Class CE and Class P Certificates constituted part of the purchase price for the mortgage loans.

     The mortgage loans underlying the Certificates were (i) originated by BANA or acquired by BANA from various originators pursuant to various underlying sale agreements and are serviced by BANA pursuant to the servicing agreement, dated May 31, 2007, between the Company and BANA, a copy of which is attached as
Exhibit 10.1, (ii) acquired by BANA from various originators and are serviced by Wells Fargo Bank pursuant to a servicing agreement, dated July 1, 2006, between BANA and Wells Fargo Bank, a copy of which is attached as Exhibit 10.2 or (iii) acquired by BANA from various originators or subsequent purchasers and are serviced by such originators or third-party servicers pursuant to various underlying sale and servicing agreements. Copies of the material underlying sale and servicing agreements with respect to entities that originated or serviced 20% or more of the aggregate unpaid principal balance of any loan group as of the cut-off date are attached as Exhibits 10.2, 10.3, 10.4 and 10.5.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated May 31,

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2007 (the "Mortgage Loan Purchase  Agreement"),  between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Wells Fargo Bank, as securities administrator, on behalf of the Banc of America Funding 2007-4 Trust, entered into an interest rate cap agreement (the "Class 2-A-10 Interest Rate Cap Agreement") with BANA, as cap provider, for the benefit of the Class 2-A-10 Certificates. Wells Fargo Bank, in its capacity as supplemental interest trust trustee (the "Supplemental Interest Trust Trustee"), entered into an interest rate cap agreement (the "Class T-A-4 and Class T-A-7 Interest Rate Cap Agreement") with The Bank of New York, as cap provider, for the benefit of the Class T-A-4 and Class T-A-7 Certificates. A draft copy of the Class 2-A-10 Interest Rate Cap Agreement is attached as Exhibit 10.6 and a final execution copy of the Class 2-A-10 Interest Rate Cap Agreement will be filed as a Form 8K/A when available. A copy of the Class T-A-4 and Class T-A-7 Interest Rate Cap Agreement is attached as Exhibit 10.7.

     The Supplemental Interest Trust Trustee, on behalf of the Banc of America Funding 2007-4 Supplemental Interest Trust, entered into an interest rate swap agreement (the "BANA Interest Rate Swap Agreement") with BANA, as swap provider, and entered into an interest rate swap agreement (the "BoNY Interest Rate Swap Agreement") with The Bank of New York, as swap provider, for the benefit of the holders of certain classes of Public Certificates. A draft copy of the BANA Interest Rate Swap Agreement is attached as Exhibit 10.8 and a final execution copy of the BANA Interest Rate Swap Agreement will be filed as a Form 8K/A when available. A copy of the BoNY Interest Rate Swap Agreement is attached as
Exhibit 10.9.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1 Underwriting Agreement, dated May 31, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC.

          4.1 Pooling and Servicing Agreement, dated May 31, 2007, among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

          4.2 Mortgage Loan Purchase Agreement, dated May 31, 2007, between Banc of America Funding Corporation and Bank of America, National Association.

          10.1 Servicing Agreement, dated May 31, 2007, between Banc of America Funding Corporation and Bank of America, National Association.

          10.2 Assignment, Assumption and Recognition Agreement, dated May 31, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.


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          10.3 (A) Master Flow Sale and Servicing Agreement,  dated as of August
               1, 2003, between the Bank of America, National Association (as successor in interest to Banc of America Mortgage Capital Corporation) and GMAC Mortgage, LLC (as successor in interest to GMAC Mortgage Corporation).

               (B) Global Amendment to Sale and Servicing Agreements, dated as of September 1, 2005, among GMAC Mortgage, LLC (as successor in interest to GMAC Mortgage Corporation), Banc of America Mortgage Capital Corporation and Bank of America, National Association.

               (C)  Regulation  AB  Compliance  Addendum to the Master Flow Sale
                    and Servicing Agreement, dated as of January 1, 2006, between GMAC Mortgage, LLC (as successor in interest to GMAC Mortgage Corporation) and Bank of America, National Association.

               (D) Assignment, Assumption and Recognition Agreement, dated May 31, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and GMAC Mortgage, LLC.

          10.4 (A) Servicing Agreement, dated as of July 1, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Assignment, Assumption and Recognition Agreement, dated May 31, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

          10.5 (A) Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.

               (C) Assignment, Assumption and Recognition Agreement, dated May 31, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

          10.6 Draft of the Class 2-A-10 Interest Rate Cap Agreement, dated May 31, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.
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          10.7 The Class  T-A-4 and Class  T-A-7  Interest  Rate Cap  Agreement,
               dated May 31, 2007, between Wells Fargo Bank, N.A. and The Bank of New York.

          10.8 Draft of the BANA Interest Rate Swap Agreement, dated May 31, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

          10.9 The BoNY Interest Rate Swap Agreement, dated May 31, 2007, between Wells Fargo Bank, N.A. and The Bank of New York.



                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:      /s/ Bruce W. Good
                                                 -------------------------------

                                            Name: Bruce W. Good

                                            Title:   Principal



Date:  May 31, 2007


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                                            BANC OF AMERICA FUNDING CORPORATION

                                                         EXHIBIT INDEX

Exhibit No.             Exhibit Description                                                               Paper (P) or
                                                                                                          Electronic (E)

1.1                     Underwriting Agreement,  dated May 31, 2007, between Banc of                            E
                        America Funding  Corporation and Banc of America  Securities
                        LLC.

  4.1                   Pooling and Servicing  Agreement,  dated May 31, 2007, among                            E
                        Banc of America Funding Corporation,  Wells Fargo Bank, N.A.
                        and U.S. Bank National Association (including exhibits).

  4.2                   Mortgage  Loan  Purchase  Agreement,  dated  May  31,  2007,                            E
                        between  Banc of  America  Funding  Corporation  and Bank of
                        America, National Association.

  10.1                  Servicing  Agreement,  dated May 31,  2007,  between Banc of                            E
                        America Funding  Corporation  and Bank of America,  National
                        Association.

  10.2                  Assignment,  Assumption and Recognition Agreement, dated May                            E
                        31, 2007, among Bank of America, National Association,  Banc
                        of  America   Funding   Corporation,   U.S.   Bank  National
                        Association,  Countrywide  Home Loans,  Inc. and Countrywide
                        Home Loans Servicing LP.

  10.3(A)               Flow  Sale and  Servicing  Agreement,  dated as of August 1,                            E
                        2003, between the Bank of America,  National Association (as successor  in interest to Banc of America  Mortgage  Capital
                        Corporation)  and  GMAC  Mortgage,   LLC  (as  successor  in
                        interest to GMAC Mortgage Corporation).

  10.3(B)               Global Amendment to Sale and Servicing Agreements,  dated as                            E
                        of September 1, 2005, among GMAC Mortgage, LLC (as successor in interest to GMAC Mortgage  Corporation),  Banc of America
                        Mortgage Capital  Corporation and Bank of America,  National
                        Association.

  10.3(C)               Regulation  AB  Compliance  Addendum to the Master Flow Sale                            E
                        and  Servicing  Agreement,  dated  as of  January  1,  2006, between GMAC Mortgage, LLC (as successor in interest to GMAC
                        Mortgage   Corporation)   and  Bank  of  America,   National
                        Association.


  10.3(D)               Assignment,  Assumption and Recognition Agreement, dated May                            E
                        31, 2007, among Bank of America, National Association,  Banc
                        of  America   Funding   Corporation,   U.S.   Bank  National
                        Association and GMAC Mortgage, LLC.

  10.4(A)               Servicing Agreement,  dated as of July 1, 2006, between Bank                            E
                        of America, National Association and Wells Fargo Bank, N.A.

  10.4(B)               Assignment,  Assumption and Recognition Agreement, dated May                            E
                        31, 2007, among Bank of America, National Association,  Banc
                        of  America   Funding   Corporation,   U.S.   Bank  National
                        Association and Wells Fargo Bank, N.A.

  10.5(A)               Second Amended and Restated Master  Seller's  Warranties and                            E
                        Servicing  Agreement,  dated as of May 1, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.

  10.5(B)               Second  Amended and Restated  Master  Mortgage Loan Purchase                            E
                        Agreement, dated as of May 1, 2006, between Bank of America,
                        National Association and Wells Fargo Bank, N.A.

  10.5(C)               Assignment,  Assumption and Recognition Agreement, dated May                            E
                        31, 2007, among Bank of America, National Association,  Banc
                        of  America   Funding   Corporation,   U.S.   Bank  National
                        Association and Wells Fargo Bank, N.A.

  10.6                  Draft of the Class 2-A-10 Interest Rate Cap Agreement, dated                            E
                        May 31,  2007,  between  Wells Fargo Bank,  N.A. and Bank of
                        America, National Association.

  10.7                  Class T-A-4 and Class  T-A-7  Interest  Rate Cap  Agreement,                            E
                        dated May 31, 2007,  between Wells Fargo Bank,  N.A. and The
                        Bank of New York.

  10.8                  Draft of the BANA  Interest Rate Swap  Agreement,  dated May                            E
                        31,  2007,  between  Wells  Fargo  Bank,  N.A.  and  Bank of
                        America, National Association.

  10.9                  BoNY  Interest  Rate Swap  Agreement,  dated  May 31,  2007,                            E
                        between Wells Fargo Bank, N.A. and The Bank of New York.